UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
_______________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): May 23, 2024
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SOTERA HEALTH COMPANY
(Exact Name of Registrant as Specified in Charter)
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Delaware	001-39729	47-3531161
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
9100 South Hills Blvd, Suite 300
Broadview Heights, Ohio 44147
(Address of Principal Executive Offices) (Zip Code)
(440) 262-1410
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
_______________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Exchange on which registered
Common stock, $0.01 par value per share	SHC	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).
Emerging growth company   ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On May 23, 2024 Sotera Health Company (the “Company”) held its 2024 Annual Meeting of Shareholders (the “Annual Meeting”). At the Annual Meeting, the Company’s shareholders approved an amendment to the Company’s Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”). Article VII, Section 1 of the Certificate of Incorporation has been amended to adopt provisions allowing officer exculpation consistent with Delaware law.
The amendment to the Certificate of Incorporation was filed with the office of the Secretary of State of the State of Delaware on May 23, 2024 and is effective as of that date. The foregoing description of the amendment to the Certificate of Incorporation is qualified in its entirety to the text of the amendment to the Certificate of Incorporation, which is included as Exhibit 3.1 and incorporated herein by reference.
Item 5.07. Submission of Matters to a Vote of Security Holders.
The Company’s shareholders voted on four items at the Annual Meeting, each of which is described in more detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 11, 2024. Present at the Annual Meeting in person or by proxy were holders of 274,881,758 shares of common stock of the Company, representing 97.10% of the voting power of the shares of common stock of the Company as of the close of business on March 28, 2024, the record date for the Annual Meeting, and constituting a quorum for the transaction of business.
Shareholders of the Company voted on the following items at the Annual Meeting:
1.To elect four directors as Class I directors to serve a three-year term until the 2027 annual meeting of shareholders and until their successors are duly elected and qualified.
2.To approve, on an advisory basis, the compensation of the Company’s named executive officers.
3.To ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024.
4.To approve an amendment to the Certificate of Incorporation to adopt provisions allowing officer exculpation consistent with Delaware law.
The final results for each of these proposals are as follows:
1.Election of Directors

Nominee	For	Against	Abstain	Broker Non-Vote
Constantine S. Mihas	247,637,962	25,121,299	199,643	1,922,854
James C. Neary	247,632,361	25,124,250	202,293	1,922,854
Michael B. Petras, Jr.	258,218,317	14,541,035	199,552	1,922,854
David E. Wheadon, M.D.	251,978,688	20,939,001	41,215	1,922,854
Based on the votes set forth above, each director nominee was duly elected to serve until the 2027 annual meeting of shareholders and until his successor is duly elected and qualified.
2.Advisory Approval of Named Executive Officer Compensation

For	Against	Abstain	Broker Non-Vote
267,658,420	5,255,645	44,839	1,922,854
Based on the votes set forth above, shareholders approved the advisory resolution for the compensation of the Company’s named executive officers.

3.Ratification of Appointment of Independent Registered Public Accounting Firm

For	Against	Abstain
274,569,360	272,260	40,138
Based on the votes set forth above, shareholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024. There were no broker non-votes on this matter.
4.Approval of Officer Exculpation Amendment to Amended and Restated Certificate of Incorporation

For	Against	Abstain	Broker Non-Vote
237,774,859	34,993,758	190,287	1,922,854
Based on the votes set forth above, shareholders approved the amendment to the Certificate of Incorporation to adopt provisions allowing officer exculpation consistent with Delaware law.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number	Description
3.1	Certificate of Amendment to the Amended and Restated Certificate of Incorporation of Sotera Health Company, dated May 23, 2024.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sotera Health Company (Registrant)

Date: May 24, 2024	By:	/s/ Alexander Dimitrief
Alexander Dimitrief
Senior Vice President, General Counsel and Secretary
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